UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

On December 31, 2014, Industrial Services of America, Inc. (the “Company”) entered into a Securities Purchase Agreement with Todd L. Phillips whereby the Company issued 8,196 shares of Common Stock to Mr. Phillips for an aggregate offering price of $39,996.48. The Company is relying on an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), which exemption the Company believes is available because the securities were not offered pursuant to a general solicitation and because of the recipient’s status as an “accredited investor” as defined in Regulation D under the Securities Act.

The description of the Securities Purchase Agreement is qualified in its entirety by the Securities Purchase Agreement itself, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2014, Todd L. Phillips was appointed as the Chief Financial Officer of the Company. Mr. Phillips, age 39, has served as Chief Financial Officer of CRS Reprocessing Services, LLC (“CRS Reprocessing”) since January 2009 and also as its Chief Operating Officer since September 2012. CRS Reprocessing is a leading provider of fluid reprocessing solutions for industrial applications. CRS Reprocessing has operations in the United States, Europe, and Asia and is backed by the private-equity firms, Argosy Capital and Capital Solutions, Inc.

Mr. Phillips entered into an Executive Employment Agreement with the Company on December 31, 2014 (the “Employment Agreement”).  Pursuant to the Employment Agreement, Mr. Phillips will serve as the Chief Financial Officer of the Company for a one-year term, commencing on the effective date of the Employment Agreement (the “Term”), subject to earlier termination as described below. After expiration of the Term, the Term will be automatically extended for additional 12-month periods thereafter if neither party gives written notice to the other within 30 days before expiration of the original 12-month period or any renewal period thereafter of that party’s desire to terminate the Employment Agreement.

During the Term, Mr. Phillips’ annual base salary is $200,000, but may increase to an annual rate of $220,000 after six months of service if the Company determines that his performance is satisfactory. Mr. Phillips is eligible to receive an annual bonus with a target of 50% of Mr. Phillips’ then-current annual base salary. The Company’s President will determine, in his sole discretion, whether Mr. Phillips will receive the annual bonus.

If Mr. Phillips’ employment is terminated by the Company within his first year of service without “Cause” or due to Mr. Phillips’ resignation for “Good Reason” (each, as defined in the Employment Agreement), Mr. Phillips will be entitled to the continued payment of his base salary and COBRA premiums for six months following such termination. If Mr. Phillips’ employment is terminated by the Company after his first year of service without “Cause” or due to Mr. Phillips’ resignation for “Good Reason”, Mr. Phillips will be entitled to the continued payment of his base salary and COBRA premiums for twelve months following such termination. Mr. Phillips’ receipt of the payments and benefits described in this paragraph is contingent on his execution and nonrevocation of a release of claims in favor of the Company.

Following the termination of Mr. Phillips’ employment with the Company, Mr. Phillips is subject to non-competition and non-solicitation covenants, which extend for 12 months following termination of employment.

The foregoing is only a summary of certain terms of the Employment Agreement, which is qualified in its entirety by Exhibit 10.2 incorporated by reference herein.

Mr. Phillips entered into two Stock Option Agreements with the Company, dated December 31, 2014 and January 2, 2015, respectively. Under these Agreements, Mr. Phillips received a grant of an aggregate  of 170,000 non-incentive stock options which vest over a three-year period, with 1/3 vesting on the first anniversary of the grant date and 1/6 vesting every six months thereafter until the three year anniversary of the grant date. The Stock Option Agreement dated December 31, 2014 grants Mr. Phillips 150,000 stock options. The Stock Option Agreement dated January 2, 2015 grants Mr. Phillips 20,000 stock options. The exercise price per share of the options is equal to the fair market value of the Company’s common stock on the grant date.

The stock options were granted pursuant to the Company’s 2009 Long Term Incentive Plan (the “Plan”) and are materially consistent with the previously disclosed terms of the Plan except that the stock options expire immediately and automatically on the earliest to occur of (a) the date which is the fifth anniversary of the grant date, (b) the date upon which Mr. Phillips’ service is terminated for Cause, (c) the date which is the first anniversary of Mr. Phillips’ death or permanent disability, or (d) the date which is three months after the date of Mr. Phillips’ termination of service with the Company.

The foregoing is only a summary of certain terms of the Stock Option Agreements, which are qualified in their entirety by Exhibit 10.3 and Exhibit 10.4 incorporated by reference herein.

The information set forth at Item 3.02 of this Form 8-K is incorporated herein by reference.

Alan Schroering served as the Company’s Interim Chief Financial Officer until Mr. Phillips’ appointment. Mr. Schroering remains the Company’s principal accounting officer.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.2	Executive Employment Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.3	Stock Option Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.4	Stock Option Agreement dated January 2, 2015 between the Company and Todd L. Phillips.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: January 5, 2015	By:	/s/ Orson Oliver
Orson Oliver
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Securities Purchase Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.2	Executive Employment Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.3	Stock Option Agreement dated December 31, 2014 between the Company and Todd L. Phillips.

10.4	Stock Option Agreement dated January 2, 2015 between the Company and Todd L. Phillips.